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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 14, 2002
                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                       000-25221                     64-0666512
(State or Other             (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


       521 Main Street, Philadelphia, Mississippi                  39350
       (Address of Principal Executive Offices)                 (Zip Code)


                                 (601) 656-4692
              (Registrant's Telephone Number, Including Area Code)

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Item 7.  Financial Statement and Exhibits.

(c)      Exhibits

         Exhibit 99.1 Certification of the Chief Executive Officer of Citizens Holding Company (the "Company") dated August 14, 2002.

         Exhibit 99.2 Certification of the Chief Financial Officer of the Company dated August 14, 2002.

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Quarterly Report") with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the certifications of the Company's Chief Executive Officer, Steve Webb, and Chief Financial Officer, Robert T. Smith, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

     The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CITIZENS HOLDING COMPANY



Date: August 14, 2002                     By: /s/ Steve Webb
                                              ----------------------------------
                                              Chairman & Chief Executive Officer